UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2019

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of Principal Executive Office) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Quantum Computing Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”), dated October 14, 2019 and effective October 16, 2019 (the “Issuance Date”), by and between the Company and Auctus Fund, LLC, a Delaware limited liability company (“Auctus”), pursuant to which Auctus purchased from the Company, for a purchase price of $500,000 (the “Purchase Price”): (i) a Convertible Promissory Note in the principal amount of $500,000.00 (the “Note”); (ii) a common stock purchase warrant permitting Auctus to purchase up to 500,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $2.75 per share (the “First Warrant”); (iii) a common stock purchase warrant permitting Auctus to purchase up to 350,000 shares of the Company’s Common Stock at an exercise price of $3.75 per share (the “Second Warrant”); and (iv) a common stock purchase warrant permitting Auctus to purchase up to 275,000 shares of the Company’s Common Stock at an exercise price of $4.75 per share (the “Third Warrant” and together with the First Warrant and the Second Warrant, the “Warrants”, and together with the Note, the “Securities”).

The Note accrues interest at a rate of ten percent (10%) per annum and matures on October 14, 2020 (the “Maturity Date”). If the Company prepays the Note, the Company shall pay all of the principal and interest, together with a prepayment penalty ranging from 125% to 150% depending upon the date of such prepayment. The Note contains customary events of default (each an “Event of Default”). If an Event of Default occurs, all outstanding obligations owing under the Notes will become immediately due and payable in cash or Common Stock at Auctus’ election. Any outstanding obligations owing under the Note which is not paid when due shall bear interest at the rate of twenty four percent (24%) per annum.

The Note is convertible into shares of the Company’s Common Stock, subject to the adjustments described therein. The conversion price (the “Conversion Price”) shall equal the lesser of: (i) $1.50, and (ii) 50% multiplied by the lowest trading price for the Common Stock during the twenty-five (25) trading day period ending on the latest complete trading day prior to the conversion date (representing a discount rate of 50%). Notwithstanding anything contained in the Note to the contrary, prior to the occurrence of an Event of Default, the Conversion Price shall not be less than $1.50 per share (the “Floor Price”). The Floor Price is subject to adjustment at the six (6) and nine (9) month anniversary of the Issuance Date. In the event that the Floor Price as of such dates is less than 70% multiplied by the volume weighted average price (VWAP) of the Common Stock during the five (5) trading day period immediately prior to such dates, the Floor Price is adjusted to such lesser amount.

Under the terms of the SPA, subject to certain conditions, upon effectiveness of a registration statement on Form S-1 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”) registering all of the shares of Common Stock underlying the Note and the Warrants, Auctus agreed to provide the Company with an additional investment of up to $1,000,000 through the issuance of an additional note or notes, as applicable (the “Additional Notes” together with the Note, the “Notes”).

In connection with the SPA, the Company entered into a Registration Rights Agreement (the “RRA”) pursuant to which it shall (i) use its best efforts to file with the Commission the Registration Statement within ninety (90) days of the Issuance Date; and (ii) have the Registration Statement declared effective by the Commission within one hundred fifty (150) days of the Issuance Date.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the SPA, the Note, the Warrants and the RRA, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the SPA, the Note, the Warrants and the RRA, the forms of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Notes and Warrants were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the investor agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated October 14, 2019 and effective October 16, 2019
10.2	Form of Promissory Note, dated October 14, 2019 and effective October 16, 2019
10.3	Form of Common Stock Purchase Warrant, dated October 14, 2019 and effective October 16, 2019
10.4	Form of Registration Rights Agreement, dated October 14, 2019 and effective October 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUANTUM COMPUTING INC.

Dated: October 18, 2019	By:	/s/ Christopher Roberts
Christopher Roberts Chief Financial Officer

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